T. Rowe Price Tax-Free High Yield Fund

T. Rowe Price Tax-Free Income Fund

T. Rowe Price Tax-Free Short-Intermediate Fund

Supplement to Prospectus Dated July 1, 2011

On pages 10, 15, and 20, the “Liquidity risk” paragraph for each of the above funds is replaced with the following:

Liquidity risk  This is the risk that the fund may not be able to sell a security in a timely manner at a desired price. The secondary market for certain municipal bonds tends to be less developed and liquid than many other securities markets, which may adversely affect the fund’s  ability to sell such municipal bonds at attractive prices.

The date of this supplement is August 5, 2011.

C03-041    8/5/11